SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 13, 2004
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


      Delaware                         1-7182                    13-2740599
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  (State or Other                   (Commission               (I.R.S. Employer
   Jurisdiction of                  File Number)             Identification No.)
   Incorporation)

4 World Financial Center, New York, New York                       10080
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:           (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits
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     99.1  Press release dated July 13, 2004 issued by Merrill Lynch & Co., Inc.

     99.2 Preliminary Unaudited Earnings Summary and Segment Data for the three- and six-month periods ended June 25, 2004 and supplemental quarterly data.


Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

On July 13, 2004, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three- and six-month periods ended June 25, 2004. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary and Segment Data for the three- and six-month periods ended June 25, 2004 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 12, including Exhibits 99.1 and 99.2, shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MERRILL LYNCH & CO., INC.
                                           -------------------------------------
                                                       (Registrant)





                                           By:  /s/ Ahmass L. Fakahany
                                              ----------------------------------
                                                    Ahmass L. Fakahany
                                                    Executive Vice President and
                                                    Chief Financial Officer





                                           By:  /s/ John J. Fosina
                                              ----------------------------------
                                                    John J. Fosina
                                                    Controller
                                                    Principal Accounting Officer




Date: July 13, 2004

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                                  EXHIBIT INDEX
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Exhibit No.   Description                                                 Page
-----------   -----------                                                 ----

99.1          Press release dated July 13, 2004 issued by Merrill Lynch   5-12
              & Co., Inc.

99.2          Preliminary Unaudited Earnings Summary and Segment Data    13-18
              for the three- and six-month periods ended June 25, 2004 and supplemental quarterly data.


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